MIDAS FUND
MIDAS MAGIC

11 Hanover Square
New York, NY 10005
1-800-400-MIDAS (6432)

Supplement to the Prospectus and Statement of Additional Information dated April 29, 2016

December 19, 2016
This supplement dated December 19, 2016 to the Prospectus and Statement of Additional Information dated April 29, 2016 provides the information a prospective investor ought to know before investing and should be retained for future reference.  The Prospectus and Statement of Additional Information dated April 29, 2016 have been filed with the Securities and Exchange Commission, are incorporated herein by reference, and can be obtained without charge by calling 1-800-400-MIDAS (6432).
****
On June 20, 2016, the shareholders of Midas Perpetual Portfolio ("Perpetual") approved an Agreement and Plan of Reorganization between Perpetual and Midas Fund, each a separate series of Midas Series Trust (the "Trust"). On June 24, 2016, Perpetual transferred all of its assets to Midas Fund in exchange solely for shares of beneficial interest of Midas Fund, the assumption by Midas Fund of the liabilities of Perpetual, and the issuance of Midas Fund shares of beneficial interest to the shareholders of Perpetual in an amount equal to the aggregate net asset value of the shares of Perpetual. Accordingly, effective June 24, 2016, all references to Perpetual in the Trust's Prospectus and Statement of Additional Information dated April 29, 2016 are hereby removed and deleted in their entirety.

****

For more information about Midas Series Trust, please review the Prospectus located at www.midasfunds.com or call 1-800-400-MIDAS (6432) for a Prospectus.

Please keep this supplement with your records.